UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: September 19, 2008 (Date of earliest event reported)

PremierWest Bancorp
(Exact Name of Registrant as Specified in its Charter)

Oregon	000-50332	93 - 1282171
(State or Other Jurisdiction of	(Commission File	(IRS Employer
Incorporation or Organization)	Number)	Identification No.)

     503 Airport Road
Medford, Oregon 97504
(Address of Principal Executive Office)(Zip Code)

541-618-6003
Registrant's Telephone Number, Including Area Code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure.

        On Friday, September 19, 2008, PremierWest Bancorp announced that Jim Ford, President and Mike Fowler, Chief Financial Officer, will be presenting at the Sandler O'Neill Conference in Portland, Oregon on Tuesday, September 23, 2008 at 9:30 a.m. PT (12:30 p.m. ET).

        A copy of the presentation is attached as Exhibit 99.1.

Item 8.01 Other Information.

        President, James Ford, entered into a 10b5-1 trading plan under which he intends to make regular acquisitions of PremierWest Bancorp stock over the next 12 months. The acquisitions will be made through designated brokers in accordance with the terms of the plan.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.
99.1 Presentation

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERWEST BANCORP
(Registrant)

Date:	September 19, 2008	By:	/s/ Michael D. Fowler
Michael D. Fowler
Executive Vice President and Chief Financial